                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Rule 14a-12

                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            RANGER GOVERNANCE, LTD.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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

                               EXPLANATORY NOTE

     Ranger Governance, Ltd., a Texas limited partnership ("Ranger") is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.



Table of Contents
-----------------

     Ranger Press Release, dated July 6, 2001            Item 1


Content of Item 1
-----------------

               RANGER GOVERNANCE FILES PRELIMINARY PROXY STATEMENT

Dallas, Texas, July [X], 2001 - Ranger Governance, Ltd. announced today that it has filed its preliminary proxy statement with the Securities and Exchange Commission. Upon receiving SEC clearance, the proxy statement will be mailed to the Computer Associates (NYSE:CA) shareholders [of record as of July 5, 2001] in advance of Computer Associates' August 29, 2001 annual meeting. Ranger Governance has nominated a slate of directors for Computer Associates' Board of Directors.

Sam Wyly, manager of Ranger Governance, said, ["The Ranger Governance nominees provide Computer Associates' shareholders with the opportunity to elect a Board of Directors whose top priority will be to maximize shareholder value. Under the Company's current management team and directors, Computer Associates has seen a negative [14]% return over the past five years while the S&P Software index has seen a [169]% increase. The respected and proven slate of Ranger Governance nominees will be a performing asset for the new Computer Associates, implementing a comprehensive restructuring plan designed to increase shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors."]

The Ranger Governance nominees are:

 .    Richard J. Agnich (Texas) --former Senior Vice President, Secretary and
     General Counsel of Texas Instruments Incorporated;

 .    Bob Cook (Utah) --founder of VM Software, founder of Systems Center,
     Director of Sterling Commerce, and software venture capitalist;

 .    Dennis Mitchell Crumpler (Georgia) --founder of XcelleNet, Inc., co-founder of Sales Technologies, Inc. and General Partner of CIMCO, LLC, an investment management company;

 .    Mark Cuban (Texas) --founder and former CEO of two software companies,
     Broadcast.com and MicroSolutions, and owner of the Dallas Mavericks basketball team;

 .    Dixon Doll (California) --founder and manager of venture capital firm DCM and strategy consulting firm DMW Group;

 .    Dr.Wendy Lee Gramm (Washington, D.C.) --Distinguished Senior Fellow at
     George Mason University, director of Enron, and former Chairman, U.S. Commodity Futures Trading Commission;

 .    Stephen Perkins (Texas) --co-founder of Sterling Commerce, with 31 years experience in the development and marketing of commercial software products;

 .    Cece Smith (Texas) --former Chairman, Federal Reserve Bank of Dallas and co-founder and managing partner, Phillips-Smith-Machens Venture Partners;

 .    Elizabeth VanStory (California) --former President of iMotors.com and Vice
     President of OfficeDepot.com; and

 .    Sam Wyly (Texas) --manager of Ranger Capital and founder of University
     Computing Company, Sterling Software, Sterling Commerce and other companies.

Sam Wyly has agreed to serve as Chairman of the Board if selected by this slate of nominees following Computer Associates' 2001 Annual Meeting on August 29.

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. Ranger Governance announced on June 21, 2001 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. More information about Ranger Governance is available at www.rangergov.com.

Important Information

On July 6, 2001, Ranger filed with the Commission a preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 6, 2001.

This document contains expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs, including those relating to maximizing stockholder value, are the opinions and beliefs of Ranger. In addition, the Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

Contact:

         Media:                                               Investor:
         Dan Katcher/Joele Frank
         Joele Frank, Wilkinson Brimmer Katcher               Morrow & Co., Inc.
         (212) 355-4449                                       (212) 754-8000

                                      ###

                              IMPORTANT INFORMATION

         On July 6, 2001, Ranger filed with the Commission a preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

         Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 6, 2001.

         This document contains expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs, including those relating to maximizing stockholder value, are the opinions and beliefs of Ranger. In addition, the Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.